Exhibit 10.86

FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT

AGREEMENT

THIS FIRST AMENDMENT AND WAIVER, dated as of September 16, 2005 (the “Amendment and Waiver”), to AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 1, 2005 (the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement) by and among CONSOL Energy Inc. (the “Borrower”), certain subsidiaries of the Borrower listed on the signature pages hereof (collectively the “Guarantors; the Borrower and the Guarantors are collectively referred to as the “Loan Parties”), PNC Bank, National Association and Citicorp North America, Inc., as co-administrative agents, and PNC Bank, National Association, as paying agent (the “Paying Agent”).

WITNESSETH

WHEREAS, in connection with the Permitted Gas Properties Transaction that closed in August of 2005, it is anticipated that the stock of CNX Gas Corporation (a portion of the stock of which is held by CONSOLIDATION COAL COMPANY, one of the Loan Parties) will be registered with the Securities and Exchange Commission and listed on the New York Stock Exchange;

WHEREAS, pursuant to Section 6.1.10.2 of the Credit Agreement, none of the Loan Parties is permitted to hold or intend to hold margin stock in such amounts so that more than 25% of the reasonable value of the assets of any Loan Party is margin stock;

WHEREAS, on September 2, 2005 Consol Sales Company officially changed its name to CONSOL Energy Sales Company (the “Loan Party Name Change”);

WHEREAS, pursuant to the terms of Section 8.2.14(a) of the Credit Agreement and the terms of various of the Loan Documents, the Loan Parties are required to provide to the Paying Agent and the Lenders, and as applicable, the Collateral Trustee, a written notice detailing any name change by any Loan Party, at least thirty (30) days before the effective date of any such change.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The recitals set forth above are hereby incorporated herein by reference.

2. Amendment to Credit Agreement. Section 6.1.10.2 [Margin Stock] of the Credit Agreement is hereby amended and restated in its entirety as follows:

“None of the Loan Parties engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used as a “Purpose Credit” (as defined in Regulation U) to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System.”

3. Waiver. The Lenders hereby authorize the Paying Agent, on their behalf, to waive, or cause to be waived, any and all violations of the Credit Agreement and any other Loan Document arising from any failure of any Loan Party to provide at least thirty (30) day’s written notice detailing the Loan Party Name Change and the effective date of the Loan Party Name Change and to take any and all other actions in furtherance thereof.

4. Condition Precedent. The effectiveness of Section 2 [Amendment of Credit Agreement] hereof is expressly conditioned upon satisfaction of the conditions set forth in items (a) and (b) below being satisfied to the satisfaction of the Paying Agent, and the effectiveness of Section 3 [Waiver] hereof is expressly conditioned upon satisfaction of the condition set forth in item (a) below being satisfied to the satisfaction of the Paying Agent:

(a) The Paying Agent shall have received from the Borrower, each Loan Party, and the Required Lenders an executed original of this Amendment and Waiver in form and substance satisfactory to the Paying Agent.

(b) The Loan Parties shall have delivered a completed and fully executed Federal Reserve Form U-1 [Statement of Purpose for an Extension of Credit Secured by Margin Stock] confirming that the Loans will not be used, in whole or in part, to purchase or carry margin stock

5. Incorporation into Agreements. The terms, provisions, representations, warranties and covenants set forth herein shall be incorporated into the Credit Agreement by this reference. All terms, provisions, representations, warranties and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

6. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants contained in the Credit Agreement shall continue in full force and effect, including without limitation, all liens and security interests securing the Borrower’s obligations under the Secured Debt.

7. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

8. Severability. If any term of this Amendment or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of other terms of this Amendment or any other application of such term shall in no way be affected thereby.

9. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement

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contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendments. No representation, promise, inducement or statement of intention has been made by any party that is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

10. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Pennsylvania applicable to contracts made and to be performed in said State.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment and Waiver to Amended and Restated Credit Agreement as of the day and year first above written with the intention that it constitute a sealed instrument.

LOAN PARTIES:

CONSOL ENERGY INC., as Borrower

By:	/s/ William J. Lyons	(Seal)
Name:	William J. Lyons
Title:	Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CENTRAL OHIO COAL COMPANY
CHURCH STREET HOLDINGS, INC.
CNX MARINE TERMINALS INC.
CONSOL FINANCIAL INC.
CONSOL OF CANADA INC.
CONSOL OF KENTUCKY INC.
CONSOL PENNSYLVANIA COAL COMPANY
CONSOLIDATION COAL COMPANY
EIGHTY-FOUR MINING COMPANY HELVETIA COAL COMPANY
IC COAL, INC.
ISLAND CREEK COAL COMPANY
KEYSTONE COAL MINING CORPORATION
LAUREL RUN MINING COMPANY
LEATHERWOOD, INC.
McELROY COAL COMPANY
NEW CENTURY HOLDINGS, INC.
QUARTO MINING COMPANY
ROCHESTER & PITTSBURGH COAL COMPANY
SOUTHERN OHIO COAL COMPANY
TWIN RIVERS TOWING COMPANY
WINDSOR COAL COMPANY
WOLFPEN KNOB DEVELOPMENT COMPANY

By:	/s/ John M. Reilly	(Seal)
John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

CNX LAND RESOURCES INC.
MTB INC.
RESERVE COAL PROPERTIES COMPANY

By:	/s/ William D. Stanhagen	(Seal)
Name:	William D. Stanhagen
Guarantor listed above on behalf of each such Guarantor

CONSOL DOCKS INC.

By:	/s/ P. Jerome Richey	(Seal)
Name:	P. Jerome Richey
Title:	Vice President

CONSOL ENERGY SALES COMPANY

By:	/s/ Robert F. Pusateri	(Seal)
Name:	Robert F. Pusateri
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

amended and restated CREDIT AGREEMENT]

TERRA FIRMA COMPANY

By:	/s/ James A. Russell	(Seal)
Name:	James A. Russell
Title:	President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a general partner

By:	/s/ William D. Stanhagen	(Seal)
Name:	William D. Stanhagen
Title:	Vice President

CONSOL OF WV LLC

By:	/s/ Robert M. Vukas	(Seal)
Name:	Robert M. Vukas
Title:	Manager

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BABSON AND COMPANY

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BANK OF AMERICA, N.A., successor by
merger to FLEET NATIONAL BANK,
individually and as Co-Syndication Agent

By:	/s/ Robert D. Valbona
Name:	Robert D. Valbona
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BANK OF MONTREAL

By:	/s/ R. Wright
Name:	R. Wright
Title:	Vice-President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BAYERISCHE HYPO-UND VEREINSBANK
AG, NEW YORK BRANCH

By:	/s/ William W. Hunter
Name:	William W. Hunter
Title:	Director

By:	/s/ Annett Guderian
Name:	Annett Guderian
Title:	Associate Director

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BAYERISCHE LANDESBANK

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

BNP PARIBAS

By:	/s/ J. Onischuk
Name:	J. Onischuk
Title:	Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

CALYON NEW YORK BRANCH

By:	/s/ Lee E. Greve
Name:	Lee E. Greve
Title:	Managing Director

By:	/s/ Joseph A. Philbin
Name:	Joseph A. Philbin
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

CITICORP NORTH AMERICA, INC.,
individually and as Co-Administrative Agent

By:	/s/ Raymond G. Dunning
Name:	Raymond G. Dunning
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Brian O’Leary	/s/ Sean Mounier
Name:	Brian O’Leary	Sean Mounier
Title:	Vice President	First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

ERSTE BANK

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

FIFTH THIRD BANK

By:	/s/ John Hayes
Name:	John Hayes
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

FIRST COMMONWEALTH BANK

By:	/s/ Paul J. Oris
Name:	Paul J. Oris
Title:	Sr. Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stacey K. Haimes
Name:	Stacey K. Haimes
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Bryon A. Pike
Name:	Bryon A. Pike
Title:	Sr. Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

LaSALLE BANK NATIONAL ASSOCIATION

By:	/s/ Philip R. Medsger
Name:	Philip R. Medsger
Title:	First Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

MIZUHO CORPORATE BANK, LTD.

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Vice President and Group Manager

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Vice President and Manager

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

NATIONAL CITY BANK OF PENNSYLVANIA

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

NM ROTHSCHILD & SONS LIMITED

By:	/s/ Christopher Coleman
Name:	Christopher Coleman
Title:	Managing Director

By:	/s/ Nicholas A. Wood
Name:	Nicholas A. Wood
Title:	Assistant Director

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

NORINCHUKIN BANK

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

PNC BANK, NATIONAL ASSOCIATION,
individually, as Co-Administrative Agent and as Paying Agent

By:	/s/ Norm Harkleroad
Name:	Norm Harkleroad
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

RAYMOND JAMES BANK, FSB

By:	/s/ Thomas F. Macina
Name:	Thomas F. Macina
Title:	Sr. Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

ROYAL BANK OF CANADA

By:	/s/ Dustin Craven
Name:	Dustin Craven
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

SOVEREIGN BANK

By:	/s/ Robert O. Lanigan
Name:	Robert O. Lanigan
Title:	Sr. Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

STATE BANK OF INDIA, LOS ANGELES AGENCY

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

SUMITOMO MITSUI BANKING CORP.

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	General Manager

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

THE BANK OF NOVA SCOTIA - NEW YORK
AGENCY, individually and as Co-Syndication Agent

By:	/s/ Christopher Usas
Name:	Christopher Usas
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

UFJ BANK LIMITED, NEW YORK BRANCH

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

UNION BANK OF CALIFORNIA, N.A.,
individually and as Co-Syndication Agent

By:	/s/ Bryan Read
Name:	Bryan Read
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ David J. Dannemiller
Name:	David J. Dannemiller
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

WACHOVIA BANK, NATIONAL
ASSOCIATION

By:	/s/ J. Andrew Philips
Name:	J. Andrew Philips
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT]

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Tim Green
Name:	Tim Green
Title:	Portfolio Manager

WAIVER

This Waiver (“Waiver”) is hereby given as of this 16th day of September, 2005 by PNC BANK, NATIONAL ASSOCIATION, as paying agent (the “Paying Agent”) for the LENDERS PARTY TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 1, 2005, by and among CONSOL Energy Inc., the Guarantors from time to time party thereto, the Lenders from time to time party thereto, PNC Bank, National Association and Citicorp North American, Inc., as Co-Administrative Agents, and PNC Bank, National Association, as Paying Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

RECITALS:

WHEREAS, on September 2, 2005, Consol Sales Company officially changed its name to CONSOL Energy Sales Company (the “Loan Party Name Change”);

WHEREAS, pursuant to the terms of Section 8.2.14(a) of the Credit Agreement and the terms of various other Loan Documents, the Loan Parties are required to provide to the Paying Agent, the Lenders and Collateral Trustees, as applicable, a written notice detailing any name change by any Loan Party at least thirty (30) days before the effective date of any such change;

WHEREAS, Borrower has requested that (i) the Paying Agent and the Lenders waive such notice requirement as to the Loan Party Name Change; and (ii) the Paying Agent instruct the Collateral Trustees to waive such notice requirement as to the Loan Party Name Change pursuant to the Instruction Letter attached hereto as Annex A.

NOW, THEREFORE, the Paying Agent, on behalf of the Lenders, hereby covenants and agrees, intending to be legally bound, as follows:

1. Subject to the terms set forth herein and based upon the above recitals, the Paying Agent, on behalf of the Lenders, hereby waives any violation of the Credit Agreement arising from any failure of any Loan Party to provide at least thirty (30) days written notice detailing the Loan Party Name Change and the effective date of the Loan Party Name Change.

2. This Waiver shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

3. This Waiver shall be binding upon and shall inure to the benefit of the Loan Parties, the Lenders and the Paying Agent and their respective successors and assigns.

4. The execution and delivery of this Waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

[SIGNATURE PAGE - WAIVER]

IN WITNESS WHEREOF, the Paying Agent, on behalf of the Required Lenders, has caused this Waiver to be duly executed, to be effective as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION, as Paying Agent

By:	/s/ Norman W. Harkleroad
Name:	Norman W. Harkleroad
Title:	Vice President

WAIVER

This Waiver (“Waiver”) is hereby given as of this 16th day of September, 2005 by WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as corporate trustee (the “Corporate Trustee”), and DAVID A. VANASKEY, an individual residing in the State of Delaware, not in his individual capacity but solely as individual trustee (the “Individual Trustee”, and together with the Corporate Trustee, the “Collateral Trustees”) under the Collateral Trust Agreement, dated as of June 30, 2004, as amended (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), made by and among CONSOL Energy Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower, Corporate Trustee and Individual Trustee, as trustees for the Secured Parties. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Collateral Trust Agreement.

RECITALS:

WHEREAS, on September 2, 2005 Consol Sales Company officially changed its name to CONSOL Energy Sales Company (the “Loan Party Name Change”);

WHEREAS, pursuant to various terms of the (a) Security Agreement, dated as of June 30, 2004 (the “Security Agreement”), among Corporate Trustee, the Borrower and certain subsidiaries of the Borrower listed on the signature pages thereof (together with the Borrower, collectively the “Loan Parties”); (b) Pledge Agreement, dated as of June 30, 2004 (the “Pledge Agreement”), among the Corporate Trustee, the Borrower and the other Loan Parties; and (c) Patent, Trademark and Copyright Security Agreement, dated as of June 30, 2004 (the “IP Security Agreement”, together with the Security Agreement and the Pledge Agreement, the “Agreements”), among the Corporate Trustee, the Borrower and the other Loan Parties, the Loan Parties are required to provide to the Corporate Trustee a written notice detailing any name change by any Loan Party at least thirty (30) days before the effective date of any such change;

WHEREAS, Borrower has requested, and PNC Bank, National Association, as Credit Facility Agent under the Collateral Trust Agreement, has instructed, that the Collateral Trustees waive such notice requirement as to the Loan Party Name Change.

NOW, THEREFORE, each of the Collateral Trustees hereby covenants and agrees, intending to be legally bound, as follows:

1. Subject to the terms set forth herein and based upon the above recitals, the Collateral Trustees hereby waive any violation of the Agreements arising from any failure of any Loan Party to provide at least thirty (30) days written notice detailing the Loan Party Name Change and the effective date of the Loan Party Name Change.

2. This Waiver shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

3. This Waiver shall be binding upon and shall inure to the benefit of the Loan Parties, the Collateral Trustees and the Secured Parties and their respective successors and assigns.

4. The execution and delivery of this Waiver shall not be construed to establish a course of conduct or imply that any other future or further waivers, consents or forbearance shall be considered, provided or agreed to.

5. Except as expressly described herein, this Waiver shall not constitute a modification, alteration, release or waiver of any of the terms, conditions or covenants of the Agreements or any other Loan Documents, all of which remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE - WAIVER]

IN WITNESS WHEREOF, the Collateral Trustees have caused this Waiver to be duly executed, to be effective as of the date first above written.

Corporate Trustee:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Corporate Trustee

	By:	/s/ James A. Hanley
	Name:	James A. Hanley
	Title:	Sr. Financial Services Officer

Individual Trustee:	/s/ David A. Vanaskey
DAVID A. VANASKEY, not in his individual capacity, but solely as Individual Trustee